SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    _________

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 12, 2003


                           J. C. PENNEY COMPANY, INC.
             (Exact name of registrant as specified in its charter)


  Delaware                              1-15274                    26-0037077
(State or other jurisdiction       (Commission File No.)       (I.R.S. Employer
     of incorporation )                                     Identification No.)

6501 Legacy Drive
Plano, Texas                                    75024-3698

(Address of principal executive offices)        (Zip code)


Registrant's telephone number, including area code:  (972) 431-1000

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Item 12.    Results of Operations and Financial Condition.

          J. C. Penney  Company,  Inc. issued a news release on August 12, 2003,
          announcing  its  2003  second  quarter  consolidated  earnings.   This
          information is attached as exhibit 99.1.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             J. C. PENNEY COMPANY, Inc.

                                             By:   /s/ Robert B. Cavanaugh
                                                   ------------------------
                                                      Robert B. Cavanaugh
                                                      Executive Vice President,
                                                      Chief Financial Officer



Date:  August 13, 2003



                                  EXHIBIT INDEX


Exhibit Number                      Description

99.1     J. C. Penney Company, Inc. News Release
         issued August 12, 2003